EXHIBIT 99.1

                                Certification of
                            Central Coast Bancorp
          pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Annual Report on Form 10-K for the year ended December 31, 2002


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Central Coast Bancorp, a California corporation (the "Company"), does hereby certify that:

3. The Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

4. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:      March 20, 2003                /s/ NICK VENTIMIGLIA
                                          -----------------------
                                          Nick Ventimiglia
                                          Chief Executive Officer



Dated:      March 20, 2003                /s/ ROBERT M. STANBERRY
                                          -----------------------
                                          Robert M. Stanberry
                                          Senior Vice President and
                                          Chief Financial Officer